Exhibit 10.31

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL	EXECUTION COPY

AMENDED AND RESTATED

STYRON LICENSE AGREEMENT

AMONG

THE DOW CHEMICAL COMPANY,

DOW GLOBAL TECHNOLOGIES INC.

AND

STYRON LLC

DATED AS OF JUNE 17, 2010

Amended & Restated Styron License Agreement

Amended & Restated Styron License Agreement

AMENDED AND RESTATED AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made as of the Effective Date, by and among:

The Dow Chemical Company, a corporation organized and existing under the laws of Delaware, USA, having an office at 2030 Dow Center, Midland, MI 48674, USA (hereinafter referred to as “TDCC”);

Dow Global Technologies Inc., a corporation organized and existing under the laws of Delaware, USA, having an office at 2040 Dow Center, Midland, MI 48674, USA (hereinafter referred to as “DGTI”); and

Styron LLC, a limited liability company organized and existing under the laws of Delaware, having an office at Michigan Division, 1604 Building, Midland, MI 48674, USA (hereinafter referred to as “Styron”).

WITNESSETH:

WHEREAS, STY Acquisition Corp. (“Purchaser”), TDCC, Styron and Styron Holding B.V. have entered into a Sale and Purchase Agreement, dated as of March 2, 2010 (“Sale and Purchase Agreement” or “SPA”), pursuant to which TDCC has agreed to sell, and Purchaser has agreed to purchase, the Styron Equity Interests (as defined in the SPA);

WHEREAS, TDCC and DGTI own and/or have rights to (i) certain patents and/or patent applications used in connection with the Styron Business (as defined herein), (ii) certain trade secrets used in connection with the Styron Business, and (iii) certain copyrights used in connection with the Styron Business, and have the right to grant licenses thereto; and

WHEREAS, Styron wishes to obtain from TDCC and DGTI, and TDCC and DGTI wish to grant to Styron, a license to use such intellectual property under the terms and conditions hereinafter set forth; and

WHEREAS, Styron has acquired from Dow the Assigned IP, and Dow wishes to obtain from Styron, and Styron wishes to grant to Dow, a license to use such Assigned IP under the terms and conditions hereinafter set forth,

WHEREAS, the Parties entered into a License Agreement on April 1, 2010 (“Previous Agreement”), and now desire to amend and restate such Previous Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1. INTERPRETATION

Section 1.1 All appendices are by this reference incorporated into and are part of this Agreement as fully as though contained in the body of this Agreement.

Amended & Restated Styron License Agreement

Section 1.2 In this Agreement, unless a clear contrary intention appears:

(a)	“Acquired Reactors” means the reactors and reactor chains transferred or required to be transferred to Styron under the SPA.

(b)	“Action” means any claim, charge, complaint, action, suit, arbitration, inquiry, proceeding, injunction, demand, litigation, citation, summons, subpoena or investigation of any nature, whether at law or in equity, by or before any Governmental Authority.

(c)	“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, however, that no member of the Styron Group shall be regarded as an Affiliate of Dow, or vice versa. “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities or as trustee, personal representative or executor or otherwise.

(d)	“Agreement” means this Amended and Restated Styron License Agreement, including its recitals and appendices and any amendments made hereto.

(e)	“Assigned IP” means the Intellectual Property assigned pursuant to the IP Assignment Agreement.

(f)	“Business” means the research, development, manufacture, distribution, marketing and sale of the In-Scope Products, as conducted by Dow, but not including any of Excluded Assets under the SPA.

(g)	“Contract Pool” means the contracts listed in Appendix 1 and any later updates to Appendix 1 made from time to time pursuant to Section 3.5. Appendix 1 is intended to list license agreements under which Licensors have received licenses and/or sublicenses from Counterparties with respect to Intellectual Property used, held for use or that is the subject of research or development for the Styron Business, other than the Transferred Contracts (as defined in the Sale and Purchase Agreement) and agreements that relate exclusively to Excluded IP.

(h)	“Counterparty” means a Third Party that is a party to any Sublicensed Contract.

(i)	“Damages” means liabilities, damages, penalties, judgments, assessments, losses, costs and expenses in any case, whether arising under strict liability or otherwise.

(j)	“Dow” means TDCC and its Subsidiaries, or any of them, as the context requires, and includes DGTI.

(k)

“Dow Exclusive Products” means any products or categories of products that are expressly identified in items 19 through 23, 26 through 28, 35 through 37 and 39 through 41 of Schedule 1.01(e) of the SPA as Excluded Assets; provided however, that: (a) for the sake of clarity, with respect to products and categories of products described in item 20, “Dow Exclusive Products” shall not include any products or categories of products

Amended & Restated Styron License Agreement

identified in item 20 that were sold by Dow in connection with the conduct of the Styron Business prior to the Effective Date separate and apart from the products of Rohm and Haas Company or its Subsidiaries, (b) with respect to the “extruded foam feedstock grades of poly(styrene-acrylonitrile)” identified in item 39, only such products that contain between [*****] and [*****] acrylonitrile shall be included in “Dow Exclusive Products,” and (c) for the sake of clarity, “Dow Exclusive Products” shall not include any products or categories of products identified in item 41 as an Excluded Asset to the extent such products or categories of products are sold into the coated paper, paperboard or carpet markets.

(1)	“Dow Products” means any products (other than Styron Products) that have been commercially manufactured or sold or developed to be commercially manufactured or sold by Dow prior to the Effective Date, including, for example, divinyl benzene and any products from the emulsion polymer business of Rohm and Haas Company or its Subsidiaries, starch and polyolefin dispersions.

(m)	“Effective Date” means the Closing Date under the SPA.

(n)	“End Use” means, as of the Effective Date, (a) a product that is made from or using Styron Products (as made or sold by the Styron Business) and that has materially different chemical or physical properties from the Styron Product and a different basic utility from the Styron Product, or (b) a method of making any of the foregoing products described in subpart (a) from, using or processing Styron Products, except End Uses shall not include Styron Products or processes that make one Styron Product from another Styron Product. For example:

(1)	foamed polystyrene insulation board is an End Use of styrenic polymer pellets because the physical properties of foamed board are different from the pellets and the foamed board has a different basic use;

(2)	pelletizing styrenic polymers and blending them with additives and other processing, treatment, forming or finishing to prepare them for sale as pellets is not an End Use, since it does not change their basic utility as a raw material for making fabricated products; and

(3)	polymerizing styrene monomer to make polystyrene is not an End Use (even though it materially changes the styrene monomer) because polystyrene is another Styron Product made from styrene monomer.

(o)	“Excluded IP” means any Intellectual Property to the extent that such Intellectual Property:

(1)	is not used, held for use, or the subject of research or development for the Styron Business as of the Effective Date;

(2)	exclusively relates to the Retained Processes and is not necessary for the conduct of the Styron Business as currently conducted as of the Effective Date; or

(3)	constitutes Non-Licensed End Use IP.

Amended & Restated Styron License Agreement

(p)	“Governmental Authority” means any federal, national, supranational, state, provincial, local or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body of competent jurisdiction, whether foreign or domestic.

(q)	“In-Scope Products” means SB Latex Products, synthetic rubber, polystyrene, poly (styrene-acrylonitrile), acrylonitrile-butadiene styrene resins (ABS), expandable polystyrene, styrene catalyst, styrene monomer, polycarbonate and blended or compounded products prepared from styrenic resins, polycarbonate resins or polypropylene resins.

(r)	“Indemnified Claim” has the meaning given in Section 8.9.

(s)	“Intellectual Property” means ail of the following legal rights arising under the Laws of any state, country, or international treaty regime: (a) patents, patent applications and statutory invention registrations, together with all reissuances, continuations, continuations-in-part, divisions, supplementary protection certificates, extensions, renewals, and re-examinations thereof; (b) trademarks, service marks, trade names, and trade dress and other indicia of origin, together with the goodwill associated therewith (collectively, “Trademarks”); (c) database rights, copyrights and moral rights; (d) registrations, rights to register and applications for registration of any of the foregoing in (a) – (c); (e) rights relating to trade secrets and confidential information, including know-how (whether or not patentable); and (f) the right to sue and recover damages or other relief for all past, present and future infringement, misappropriation or violation of any of the foregoing.

(t)	“Internal Consumption” means use of Styron Products solely at Dow-owned facilities as raw materials to manufacture End Use products that are outside the scope of the Styron Business. For the avoidance of doubt, “Internal Consumption” does not include the use of any Assigned IP to sell a Styron Product or to contract manufacture End Use products (either directly or through an Affiliate) for sale by any other Person.

(u)	“IP Assignment Agreement” means the Amended and Restated Intellectual Property Assignment Agreement between the Parties dated as of the Effective Date.

(v)	“Law” means any federal, national, supranational, state, provincial, local or administrative statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

(w)	“Licensed End Use IP” means, as of the Effective Date, Intellectual Property (other than Trademarks) Owned or Controlled by Licensors or their Affiliates to the extent that such Intellectual Property covers End Uses (including high density foam technology) and is not Excluded IP or Assigned IP.

(x)	“Licensed IP” means Licensed Scope IP and Licensed End Use IP.

(y)	“Licensed Scope IP” means all of the following Intellectual Property:

(1)	“Licensed Patents”: The patents and patent applications set forth on Appendix 2, any later updates to Appendix 2 made from time to time pursuant to Section 4.5,

Amended & Restated Styron License Agreement

any Owned Patent(s) included in any Dow Retained Patent Group (as such terms are defined in the IP Assignment Agreement) until such time as such patents or patent applications are transferred to Styron under Section 2.3(b)(3) of the IP Assignment Agreement (at which time such patents and patent applications shall be Assigned IP hereunder), and all patents issuing or claiming priority from any of the foregoing, including foreign counterparts thereto.

(2)	“Licensed Copyrights”: The copyrighted works Owned or Controlled by one or more Licensors or their Affiliates as of the Effective Date to the extent used, held for use or the subject of research or development for the Styron Business as of the Effective Date.

(3)	“Licensed Know How”: The trade secrets, know how and other Intellectual Property rights (other than Trademarks, Licensed Patents, and Licensed Copyrights), Owned or Controlled by one or more Licensors or their Affiliates as of the Effective Date to the extent used, held for use or the subject of research or development for the Styron Business (including in connection with the manufacture of any Styron Products, such as for or in connection with blending, additives, pelletizing or other processing, treatment, forming or finishing to prepare such Styron Products for ordinary sale or use) as of the Effective Date.

Without limiting the patents and patent applications set forth on Appendix 2, Licensed Scope IP excludes Trademarks, Licensed End Use IP, Excluded IP and Assigned IP, and, except as set forth in Section 4.5, technology invented, developed or acquired by Dow after the Effective Date.

(z)	“Licensors” means TDCC and DGTI; and “Licensor” means either of them.

(aa)	“Non-Licensed End Use IP” means Intellectual Property Owned or Controlled by Dow as of the Effective Date to the extent that such Intellectual Property:

(1)	relates exclusively to any End Uses described in Appendix 5; and

(2)	is not necessary for the conduct of the Styron Business as currently conducted as of the Effective Date (unrelated to the End Uses described in Appendix 5).

(bb)	“Owned or Controlled” means, with respect to a Party’s entitlement to Licensed IP, the possession by that Party of rights sufficient to grant the specified rights in the Licensed IP without incurring liability to or a duty to provide consideration to any Third Party.

(cc)	“Party” means Styron or any Licensor; and “Parties” means Styron and any one or more Licensors.

(dd)	“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(ee)	“Personnel” means, with respect to a Party or its Subsidiaries, any Person over whom such Party or Subsidiary exercises control, including such Party’s or Subsidiary’s directors, employees, representatives, agents and subcontractors.

Amended & Restated Styron License Agreement

(ff)	“Previous Agreement” has the meaning given in the recitals of this Agreement.

(gg)	“Related Persons” means:

(1)	With respect to Dow, any other member of Dow (other than members of the Styron Group) and the Personnel of Dow (other than the Personnel of the Styron Group); and

(2)	With respect to any member of the Styron Group, any other member of the Styron Group and the Personnel of the Styron Group.

(hh)	“Retained Processes” means the processes defined in Appendix 3 of this Agreement.

(ii)	“Sales Taxes” means all sales, use, value added, ad valorem, gross receipts, gross margin, goods and services tax, excise or similar Taxes (including “in lieu” of Taxes), however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Authority.

(jj)	“SB Latex Products” means styrene-butadiene latexes, styrene-acrylate latexes, modified styrene-butadiene latexes and vinylidene-butadiene latexes sold by Dow into the following markets: (a) coated paper; (b) coated paperboard; (c) carpet; and (d) performance latex.

(kk)	“Service Management Model” means the model attached as an Appendix to the Amended and Restated Technical Services Agreement between TDCC and Styron dated as of the Effective Date.

(ll)	“Styron Business” means the research, development, manufacture, distribution, marketing and sale of the Styron Products, as conducted by Dow as of or prior to the Effective Date, but not including any of the Dow Exclusive Products.

(mm)	“Styron End Uses” means the use of Licensed End Use IP in connection with End Uses that are primarily related to the Styron Business, except for:

(1)	manufacture, use or sale of products within the scope of (A) any Dow Exclusive Products or (B) any of the Dow Products listed in Appendix 5;

(2)	with respect to latex products, End Uses for use and sale into markets other than (a) coated paper, (b) coated paperboard, (c) carpet, and (d) performance latex;

(3)	general polymer or emulsion polymer processing and fabrication technology (such as extrusion, molding, blending, film, foaming, and high density foam technology) that is used both within and outside the Styron Business as of the Effective Date; and

(4)	rights granted in order to comply with an order of any Governmental Authority with jurisdiction, including the US Federal Trade Commission.

(nn)	“Styron Group” means Styron, Styron Holding B.V. and their Subsidiaries.

(oo)	“Styron Products” means:

(1)	In-Scope Products; and

Amended & Restated Styron License Agreement

(2)	any and all products produced or processed by Dow in any of the Acquired Reactors during the [*****] period preceding the Effective Date, including without limitation styrene-butadiene latexes, modified styrene-butadiene latexes, styrene-acrylate latexes, modified styrene-acrylate latexes, methyl methacrylate butadiene latexes, styrene latexes, vinylidene chloride-butadiene latexes, vinylidene chloride-styrene-butadiene latexes and modified acrylate latexes;

excluding, in each case, any product that is a Dow Exclusive Product, For the avoidance of doubt, the Parties acknowledge that “Styron Products” in this Agreement encompasses both the pure material as made and any composition or formulation prepared for ordinary sale or further use of the material, such as with additives, stabilizers, plasticizers or solvents.

(pp)	“Sublicensed Contracts” has the meaning set forth in Section 3.1.

(qq)	“Sublicensed Intellectual Property” means the Intellectual Property licensed from Third Parties to Licensor(s) pursuant to the Sublicensed Contracts.

(rr)	“Subsidiary” of any Person means any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is controlled by such Person, as control is defined in the definition of “Affiliate,” provided, however, that the members of the Styron Group shall not be regarded as Subsidiaries of Dow.

(ss)	“Tax” or “Taxes” means all taxes, charges, fees or duties of any kind, however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Authority, which taxes shall include all income or profits taxes, capital taxes, withholding taxes, payroll and employee withholding taxes, employment insurance, social insurance taxes, Sales Taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, energy taxes, transfer taxes (including land transfer taxes), workers’ compensation and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing.

(tt)	“Technical Services Agreement” means the Amended and Restated Technical Services Agreement between TDCC and Styron dated as of the Effective Date.

(uu)	“Third Party” means any Person which is not a Party, and all of its Related Persons.

(vv)	“Transaction Documents” means the SPA, the Local Conveyances (as defined in the SPA) and each of the documents identified on Schedule 1.01(t) of the SPA.

(ww)	“Umbrella Secrecy Agreement” means the Amended and Restated Umbrella Secrecy Agreement between TDCC and members of the Styron Group dated as of the Effective Date.

Amended & Restated Styron License Agreement

ARTICLE 2. GRANT OF LICENSES

Section 2.1 Licensors hereby grant, and shall cause each of their Subsidiaries to grant, to Styron and Styron hereby accepts, a perpetual, irrevocable, fully paid-up, royalty-free right and license to practice and otherwise use the Licensed Scope IP within the Styron Business, including:

(a)	for making, having made, using, selling, selling for use, offering for sale, importing and exporting Styron Products (as well as by-products, off-grade Styron Products and intermediate products made as a result of ordinary production of Styron Products);

(b)	for providing facilities and equipment for the purposes described in Section 2.1(a); and

(c)	for reproducing, distributing, performing, displaying, adapting and modifying works that are protected by Licensed Copyrights, and creating derivative works thereof, including for the purposes described in Section 2,1(a) and Section 2.1(b).

The license granted by Licensors and their Subsidiaries under this Section 2.1 is worldwide, and is subject to the exclusive licenses that Dow has granted under the Licensed Scope IP for any territories prior to the Effective Date. Styron may grant sublicenses to its Affiliates (and such Affiliates shall have the right to grant further sublicenses) and any Third Parties under the license granted in this Section 2.1. For the avoidance of doubt, this Agreement does not grant Styron any right or license with respect to Excluded IP.

Section 2.2 Licensors hereby grant, and shall cause each of their Subsidiaries to grant, to Styron, and Styron hereby accepts, a perpetual, irrevocable, fully paid-up, royalty-free, sublicensable right and license to practice and otherwise use the Licensed End Use IP in connection with the Styron Business, subject to the limitations set out below in subsections (a) through (c). The license granted hereunder is worldwide, includes the right to have made and is subject to the exclusive licenses that Dow has granted under the Licensed End Use IP for any territories prior to the Effective Date.

(a)	Styron may sublicense the Licensed End Use IP to any Third Parties only for use in connection with Styron Products that were acquired directly or indirectly from the Styron Group or a sublicensee of the Styron Group;

(b)	Styron may grant its Affiliates a right to grant further sublicenses under Licensed End Use IP; and

(c)	For the avoidance of doubt, Styron and the Styron Group have no right or license to use, disclose or sublicense Non-Licensed End Use IP.

Section 2.3 The licenses granted by Licensors and their Subsidiaries to Styron under Section 2.1 and Section 2.2 shall be exclusive (i) within the Styron Business for Licensed Patents that are primarily used in the Styron Business (including, for the sake of clarity, for Styron End Uses), and (ii) with respect to Licensed Patents that have the Dow case numbers [*****] [*****] and patents with common priority (including foreign counterparts thereto)) and [*****] [*****] and patents with common priority (including foreign counterparts thereto)), for the production of foams (other than Dow Products or Dow Exclusive Products) that have a density of at least [*****] from Styron Products; except that, with respect to each of the foregoing subsections (i) and (ii):

(a)	this Section 2.3 shall be subject to the rights that Licensors or their Affiliates have granted to Third Parties under the Licensed IP prior to the Effective Date; and

Amended & Restated Styron License Agreement

(b)	Licensors retain a perpetual, irrevocable, fully paid-up, royalty-free, non-exclusive right under the Licensed IP solely for Licensors and their Affiliates to use Licensed Patents to the same extent that Licensors have the right to use Assigned IP pursuant to Section 2.5.

Section 2.4 Licensors hereby grant, and shall cause each of their Subsidiaries to grant, to Styron, and Styron hereby accepts, a non-exclusive, perpetual, irrevocable, fully paid-up, royalty-free, sublicensable, worldwide right and license to practice and otherwise use any Licensed Scope IP other than the Licensed Patents, in connection with products other than Styron Products, provided that such use does not infringe any patent rights Owned or Controlled by Licensors or their Affiliates. Styron may grant sublicenses to its Affiliates under the license granted in this Section 2.4, and this license includes the right to have made.

Section 2.5 Subject to the pre-existing rights and licenses granted to other Persons to practice and otherwise use any Assigned IP, Styron hereby grants to Licensors a non-exclusive, perpetual, irrevocable, fully paid-up, royalty-free, worldwide right and license to practice and otherwise use the Assigned IP (other than Trademarks) as set forth in this Section 2.5. Subject to Section 2.3(b), this Section 2.5 further sets out the scope of Licensors’ retained right under Section 2.3(b).

(a)	Licensors and their Affiliates may practice and otherwise use Assigned IP but only to the extent outside the Styron Business and outside the Styron End Uses.

(b)	Licensors and their Affiliates may practice and otherwise use Assigned IP in connection with the research, development, manufacture, distribution, marketing or sale of styrene acrylate latexes sold by Dow but only to the extent outside the following markets: (i) coated paper, (ii) coated paperboard, (iii) carpet, and (iv) performance latexes.

(c)	Licensors and their Affiliates may practice and otherwise use Assigned IP to make and use Styron Products for their Internal Consumption solely for use in manufacturing products that are End Use products sold by Dow outside the Styron End Uses, but, for the sake of clarity, only to the extent such products arc not Styron Products. For the avoidance of doubt, Licensors and their Affiliates may also practice and otherwise use Assigned IP for the limited purpose of making, using and selling Styron Products, and operating and maintaining facilities, for the benefit of Styron, but only as expressly permitted in the Transaction Documents and as may be otherwise required for Licensors and its Affiliates to perform its obligations under the Transaction Documents.

(d)	Licensors may grant sublicenses (i) to their Affiliates under the license granted to Licensors pursuant to Section 2.5(a) and Section 2.5(b), (ii) to Third Parties under the license granted to Licensors pursuant to Section 2.5(a) and Section 2.5(b) but only with respect to know-how and such sublicense right shall not include the right to sublicense any patents or patent rights, and (iii) to their Affiliates under the license granted to Licensors pursuant to Section 2.5(c) (but, for the sake of clarity, not for use or sale in connection with Third Party products and services) and for the limited purposes set forth in Section 2.5(c); provided that, in each such sublicense, Licensors expressly limit such sublicense grant to use in connection with the manufacture of Dow Products for Dow, or for the limited purposes set forth in Section 2.5(c).

Amended & Restated Styron License Agreement

(e)	If any product first commercially sold by Licensors (or any sublicensees permitted pursuant to Section 2.5(d)) after the Effective Date falls within the scope of a valid and unexpired patent within the Assigned IP, the product shall be subject to a reasonable non-discriminatory royalty to be agreed upon by the Parties. If the Parties cannot agree on the amount of such a royalty, the amount shall be determined in accordance with the Service Management Model.

Notwithstanding the foregoing, this Section 2.5 shall not apply to any asset described in Internal Revenue Code section 197(d)(1)(A) or (B) (goodwill or going concern value).

Section 2.6 Licensors hereby grant, and shall cause each of their Subsidiaries to grant, to Styron and its Affiliates, and Styron hereby accepts on behalf of itself and its Affiliates, an irrevocable, fully paid-up, royalty-free non-exclusive right and license to practice and otherwise use any Intellectual Property owned or controlled by Licensors or their Subsidiaries solely for the limited purpose, and to the extent necessary, for Styron or any of its Affiliates to perform its or any of their obligations under any Transferred Contract (including any Transferred IP Agreement) or Partially Transferred Contract (as each such term is defined in the SPA) or any Transaction Document

Section 2.7 Notwithstanding anything in this ARTICLE 2, no rights ate granted hereunder to Styron for the use of the “DOW”, “DOW CHEMICAL”, “THE DOW CHEMICAL COMPANY” and “ROHM AND HAAS” names, together with all variations and acronyms thereof and all trademarks, service marks, Internet domain names, trade names, trade dress, company names and other identifiers of source or goodwill containing, incorporating or associated with any of the foregoing, including the Dow Diamond logo (i.e., ).

Section 2.8 The Parties acknowledge and agree, that the licenses granted herein to Styron do not extend to or grant rights under any other Intellectual Property that is licensed to Styron or its Affiliates (as the case may be) pursuant to any of the other Transaction Documents, including any MOD™ 5 software and any operating systems and tools, and Styron’s or its Affiliates’ rights and obligations with respect to such Intellectual Property are dictated solely by the terms and conditions of the documents under which such Intellectual Property is specifically licensed.

ARTICLE 3. SUBLICENSE OF LICENSED INTELLECTUAL PROPERTY

Section 3.1 Subject to the terms contained in this ARTICLE 3, Licensors agree, and shall cause each of their Subsidiaries to agree, to provide Styron with a sublicense under the Sublicensed Intellectual Property for Styron’s operation within the Styron Business. In order to carry out such intentions, the Parties agree to the following procedure:

(a)	As soon as practical after the Effective Date, Licensors shall make available and Styron shall review the terms of the agreements within the Contract Pool. Styron and Licensors shall confirm the relevant scope of rights to be sublicensed to Styron within the scope of the Styron Business. After reviewing each agreement in the Contract Pool and confirming the scope of rights, Styron shall acknowledge in writing if it is willing to be bound by the relevant obligations of Dow with respect to such agreement (a “Sublicensed Contract”), and any other obligations that are necessary in order for Licensors to grant a sublicense under the Sublicensed Contract to Styron. This acknowledgement shall be in a form acceptable to all parties to the Sublicensed Contract.

Amended & Restated Styron License Agreement

(b)	Subject to Section 3.5, Styron’s right to request a sublicense under an agreement pursuant to Section 3.1 shall be deemed waived, if

(1)	Licensors do not receive a written acknowledgement from Styron as set forth in Section 3.1(a) within [*****] days after the confirmation of rights in Section 3.1(a) with respect to such agreement; and

(2)	Licensors have notified Styron in writing that the [*****] day period following the confirmation of rights in Section 3.1(a) has expired; and

(3)	Licensors do not receive a written acknowledgement from Styron as set forth in Section 3.1(a) within [*****] days after delivery of the written notice in Section 3.1(b)(2); and

(4)	Styron is unable to demonstrate manifest error or other circumstances under which it would not be unduly burdensome or inequitable for Licensors to be required to grant such a sublicense.

(c)	Licensors shall arrange (or shall cause their applicable Subsidiaries to arrange) for an appropriate sublicense for each Sublicensed Contract as soon as practical after the latest of:

(1)	receipt of Styron’s acknowledgement under Section 3.1(a); and

(2)	receipt of consent from every Counterparty to the Sublicensed Contract, if required.

(d)	The scope of any such sublicense of Licensors’ rights will be the same as the scope of the licenses (including the exclusive or nonexclusive nature of such licenses, using the same criteria) set forth in Section 2.1 through Section 2.4, solely to the extent Licensors have the right to grant such a scope under the Sublicensed Contract.

(e)	The Parties acknowledge that the purpose of the sublicense shall be to grant members of the Styron Group a substantially similar set of rights and obligations with respect to the Sublicensed Contract after the Effective Date in the Styron Business to the rights and obligations that Dow possessed immediately prior to the Effective Date in the Styron Business.

(f)

Styron acknowledges that Dow is obligated to comply with the Decision and Order issued by the Federal Trade Commission on March 31, 2009, in Docket No. C 4243 (“Decision and Order”), and the terms of the Intellectual Property Assignment and License Back Agreement between TDCC and Arkema Inc. dated as of January 25, 2010 (“Arkema Agreement”). The Decision and Order and Arkema Agreement relate to, among other things, patents and know how used in certain UCAR™ Emulsion Systems styrene acrylic specialty latex products (“UES Specialty Latex IP”), which are licensed to Dow under the Arkema Agreement. Notwithstanding Section 3.1(d), and contingent on the UES Specialty Latex IP becoming Sublicensed Intellectual Property under the terms of a written acknowledgement acceptable to the Parties pursuant to Section 3.1(a),

Amended & Restated Styron License Agreement

TDCC shall grant Styron a sublicense under the UES Specialty Latex IP only for use within the Styron Business in the following fields: (i) carpet backing, (ii) artificial turf, and/or (iii) paper and paperboard. Styron shall not knowingly use or otherwise knowingly permit, induce or assist any other Persons to use or practice the UES Specialty Latex IP in the production, manufacture, or sale of any products in any other fields.

(g)	The Parties acknowledge that any rights sublicensed to the Styron Group pursuant to this Agreement are subject to (i) the terms and conditions of the license agreement granting Licensor such sub licensing rights, and (ii) the rights that Dow has previously granted under the Sublicensed Intellectual Property to other Persons. Licensors will use commercially reasonable efforts to prevent the modification, amendment or termination of Styron’s rights under any Sublicensed Contract until Styron receives reasonable prior written notice of such action that provides Styron a reasonable opportunity to consider the impact of such action and (at Styron’s expense) to avoid such amendment, modification or termination. If requested by Styron, Licensors will use commercially reasonable efforts to obtain for Styron the continuation or assignment of such rights at Styron’s cost to the extent practicable under the circumstances.

Section 3.2 If the benefit of a Sublicensed Contract cannot be transferred to the Styron Group except with the consent or approval of a Counterparty or any other Third Party:

(a)	this Agreement does not constitute a sublicense or an attempted sublicense of such Sublicensed Contract if the sublicense or attempted sublicense would constitute a breach of such contract;

(b)	the Parties hereto shall each use commercially reasonable efforts to obtain such consent or approval to the sublicense in respect of such Sublicensed Contract;

(c)	until any consent or approval is obtained or until agreement to any sublicense is achieved, (A) Licensors shall do each act and thing reasonably requested by Styron to enable performance of such Sublicensed Contract by the Styron Group, and to use commercially reasonable efforts to provide to Styron, from the Effective Date, the benefit and the burden of such Sublicensed Contract; and (B) with respect to the period after the Effective Date, as between the Parties, Styron shall, and shall cause its Affiliates to, be responsible for any liabilities arising from or relating to breaches of, or defaults in, such obligations under such Sublicensed Contract and be responsible for, or entitled to, as applicable, any payment (whether by way of deposit, prepayment or otherwise) in respect of the price or cost of any product, service or other benefit provided under such Sublicensed Contract; and

(d)	upon any consent or approval to sublicense being obtained, the Parties hereto shall, or shall procure that their respective Affiliates shall, enter into a sublicense in respect of such Sublicensed Contract.

Section 3.3 Subject to the terms of any Sublicensed Contract, the sublicense shall be effective only when executed by a Licensor (or its Subsidiaries) and Styron. After a sublicense is effective under Section 3.1, Styron and its Affiliates shall comply with all obligations in the acknowledgement under Section 3.1(a) and pay all fees that arise from the sublicenses or from operations of Styron and its Affiliates under the Sublicensed Contracts.

Amended & Restated Styron License Agreement

Section 3.4 Where applicable, Licensors will allow Styron and Styron’s Personnel to exercise the rights of Licensors and Licensors’ Personnel in the Sublicensed Contracts, and, where consent to the sublicense of a Sublicensed Contract is obtained, consent shall also be obtained to amend references to Licensors or Licensors’ Personnel in such Sublicensed Contract to references to Styron or Styron’s Personnel, as appropriate.

Section 3.5 It is the Licensors’ intent that Appendix 1 lists all license agreements under which Licensors have received licenses or sublicenses from Counterparties with respect to Intellectual Property used, held for use or that is the subject of research or development for the Styron Business (other than contracts assigned or intended to be assigned pursuant to the Sale and Purchase Agreement and agreements that relate exclusively to Excluded IP). The Parties shall notify each other in a timely manner of any omission from Appendix 1 that they discover. If the Parties agree that Appendix 1 is incorrect, they shall immediately execute an amendment to correct the error, such agreement not to be unreasonably withheld, conditioned or delayed, which amendment will have the effect from the Effective Date; provided, that except as otherwise set forth in the Transaction Documents, Licensor shall have no liability for failure of a contract to appear in Appendix 1 as of the Effective Date or for actions taken in good faith prior to such amendment that would have been inconsistent with Licensor’s obligations for the license agreements set forth in Appendix 1 under this Agreement If the Parties dispute in good faith whether an error has occurred, the dispute shall be resolved in accordance with the Service Management Model.

ARTICLE 4. IMPLEMENTATION OF LICENSES

Section 4.1 Styron acknowledges that it has acquired engineering documents and operating manuals in its acquisition of the Styron Business under the Transaction Documents, as well as employees that are experienced in the Licensed Know How. The Parties acknowledge and agree that further disclosures of Licensed Know How may take place (if necessary) under the following conditions:

(a)	For [*****] years after the Effective Date, Licensors shall make available to Styron copies of technical documentation in the possession of Dow that relate to the Licensed Know How, including engineering documents, operating manuals, technical reports and laboratory notebooks. Styron will be entitled to one copy, and if available, an electronic copy, at Licensors’ expense, of each such technical document not already in Styron’s possession at the Effective Date, nor available to Styron electronically without Dow’s involvement or assistance. Styron shall bear all costs associated with recovering, copying, translating or delivering further copies of such documentation.

(b)	If Personnel of Licensors have knowledge of Licensed Know How that is not available to Styron through its own Personnel, Licensors will make such Personnel reasonably available to Styron, at such times as agreed to by the Parties, to provide technical advice and guidance on the Licensed Know How, under the terms of the Technical Services Agreement or other applicable agreement. Styron shall compensate Licensors for this service as provided under the Technical Services Agreement.

Amended & Restated Styron License Agreement

Section 4.2 All disclosures of the Licensed IP and all technical assistance to be provided under this Agreement shall be made or conducted, as the case may be, in the English language, unless the Parties agree to another language.

Section 4.3 Licensors, for themselves and on behalf of Dow, shall prosecute and maintain all registrations and applications to register the Licensed Patents in accordance with Dow’s usual practices. Licensors shall (or shall cause any of their Subsidiaries to) give reasonable notice to Styron in advance of any non-payment of any maintenance fee, annuity, Tax or other payment necessary to keep any of the Licensed Patents in force, and in advance of any abandonment or lapse of any of such patents or patent applications, so as to accord Styron a reasonable opportunity at its sole expense to make such payment and/or avoid such abandonment or lapse, and Licensors agree to provide reasonable cooperation as shall be reasonably required to effectuate such right. In the event that Styron at its sole expense avoids any abandonment or lapse of any Licensed Patent pursuant to this Section 4.3, Licensors shall assign (or as applicable cause their Subsidiaries to assign) such Licensed Patent to Styron promptly upon Styron’s request. After such assignment, the Licensed Patent shall be part of the Assigned IP and subject to all relevant terms of this Agreement and the Transaction Documents for Assigned IP.

Section 4.4 Styron shall prosecute and maintain all registrations and applications to register the patents and patents applications included in the Assigned IP, in accordance with Styron’s usual practices. Styron shall (or shall cause any of their Affiliates to) give reasonable notice to Licensors in advance of any non-payment of any maintenance fee, annuity, Tax or other payment necessary to keep such Assigned IP in force, and in advance of any abandonment or lapse of any of such Assigned IP, so as to accord Licensors a reasonable opportunity at their sole expense to make such payment and/or avoid such abandonment or lapse, and Styron agrees to provide reasonable cooperation as shall be reasonably required to effectuate such right. In the event that a Licensor at its sole expense avoids any abandonment or lapse of any patent in the Assigned IP pursuant to this Section 4.4, Styron shall assign such patent to the Licensor promptly upon the Licensor’s request. After such assignment, the patent shall be part of the Licensed IP and subject to all relevant terms of this Agreement and the Transaction Documents for Licensed IP.

Section 4.5 It is the Licensors’ intent that Appendix 2 lists all patents and patent applications owned or controlled by one or more Dow entities to the extent:

(a)	used, held for use or the subject of research or development for the Styron Business as of the Effective Date; or

(b)	issued or filed after the Effective Date to the extent that the invention upon which such future patent or patent application is based was included in the Licensed Know How and reduced to practice prior to the Effective Date;

in each case of (a) and (b), other than the patents or patent applications or parts thereof included in the Excluded IP and the Assigned IP. The Parties shall notify each other in a timely manner of any correction or update needed in Appendix 2 (either due to omission or over inclusion) that

Amended & Restated Styron License Agreement

they discover. If Appendix 2 is incorrect, the Parties shall immediately execute an amendment to correct or update the Appendix, such agreement not to be unreasonably withheld, conditioned or delayed, which amendment will have the effect from the Effective Date; provided, that except as otherwise set forth in the Transaction Documents, Licensor shall have no liability (i) for failure of a patent or patent application to appear in Appendix 2 as of the Effective Date, or (ii) arising out of or relating to Licensors’ use or encumbering a patent or patent application prior to receipt of notice of such error in Appendix 2. If the Parties dispute in good faith whether an error has occurred, the dispute shall be resolved in accordance with the Service Management Model.

ARTICLE 5. TAXES

Section 5.1 The provisions of Article VII of the SPA shall apply mutatis mutandis to all Taxes arising from the license grants and other transactions contemplated in this Agreement as of the Effective Date, and thereafter, the party receiving a royalty shall be responsible for paying all withholding Taxes on any royalties under or pursuant to this Agreement. For the avoidance of doubt, Styron will not be responsible for paying or reimbursing Licensors for net income, profit or gains Taxes (or Taxes measured by net income, profits or gains, whether actual or deemed net income profits or gains).

ARTICLE 6. EXCLUSION OF OTHER RIGHTS

Section 6.1 Other than the rights to use the Licensed IP and to sublicense the Sublicensed Contracts as expressly provided herein, no license or right is granted herein to Styron with respect to any of Licensors’ Intellectual Property rights or agreements. Other than the rights to use the Assigned IP as expressly provided herein, no license or right is granted herein to Licensors with respect to any of Styron’s Intellectual Property rights or agreements. Specifically, except as set forth in Section 4.5, no right or license is granted herein by any Party with respect to any Intellectual Property developed or acquired after the Effective Date and as between Licensors and Styron, each Party shall have full rights of ownership and enjoyment with respect to such Intellectual Property as between the two with no duty to license or sublicense the other with respect to the same.

ARTICLE 7. ENFORCEMENT OF INTELLECTUAL PROPERTY

Section 7.1 Each Party shall promptly bring to the attention of the other Party any infringement, misappropriation or other violation of the Licensed IP by any Third Party of which it becomes aware (to the extent it has rights to disclose such information). Licensors shall have the exclusive right, but not the obligation, to take enforcement Action against Third Parties after the Effective Date for infringement, misappropriation or other violation of the Licensed IP primarily outside the scope of the Styron Business, at Licensors’ own expense and for Licensors’ own benefit. In the event of such enforcement Action, Licensors shall have the sole right and discretion to select counsel and to conduct and control the litigation (including settlement thereof), and shall be solely entitled to any awards or sums resulting therefrom. Styron shall, at Licensors’ cost, provide any reasonable cooperation that is requested by Licensors in any such Actions, including being joined as a party thereto.

Amended & Restated Styron License Agreement

Section 7.2 Styron shall have the exclusive right, but not the obligation, to take enforcement Action against Third Parties after the Effective Date for infringement, misappropriation or other violation of the Licensed IP that is primarily within the scope of the Styron Business, at Styron’s own expense and for Styron’s own benefit. In the event of such enforcement Action, Styron shall have the sole right and discretion to select counsel and to conduct and control the litigation (including settlement thereof), and shall be solely entitled to any awards or sums resulting therefrom. Licensors shall, at Styron’s cost, provide any reasonable cooperation that is requested by Licensors in any such Actions, including being joined as a party thereto.

Section 7.3 If the Parties cannot agree that an infringement, misappropriation or other violation of the Licensed IP by any Third Party is subject to Section 7.1 or Section 7.2, Licensor(s) and Styron shall jointly discuss and agree to a strategy for enforcement of the Licensed IP, including selection of counsel, objectives, milestones, and cost-control. Such legal Action shall be in accordance with the following terms:

(a)	Licensor(s) shall file the enforcement Action, and prosecute the Action, in accordance with the agreed strategy.

(b)	Styron may have representatives and counsel appear at all hearings, depositions and settlement negotiations and review all filings at Styron’s expense. Licensor(s) shall give Styron reasonable prior notice of hearings, depositions, negotiations and filings.

(c)	Licensor(s) and Styron shall share all costs associated with the enforcement Action based in proportion to the size of each Party’s claim in the Action.

(d)	Within thirty (30) days after any payment in respect of such Action or any judgment thereunder, (i) the proceeds shall first be used to pay for the Parties’ costs of bringing the enforcement Action, and (ii) the applicable Licensor(s) shall then pay to Styron the portion that is attributable to the infringement, misappropriation, or violation of Licensed IP within the scope of the Styron Business. Licensor(s) shall not admit any liability with respect to, or settle, compromise or discharge the claim within the scope of the Styron Business without the prior written consent of Styron, such consent not to be unreasonably withheld, conditioned or delayed.

(e)	If Styron elects not to participate in the enforcement Action, Licensors may proceed at their own expense and for their own benefit, and Styron’s obligations to reimburse costs and rights to the recovery shall not apply. Styron shall, at Licensor’s cost, provide any reasonable cooperation that is requested by Licensors in any such Actions, including by providing Licensors with reasonable access to Personnel and documents having information useful to the enforcement Action.

(f)	Styron shall not knowingly or intentionally aver or acknowledge contestable facts that Styron knows or should know will significantly weaken or reduce the claim, give rise to counterclaims involving another Party, or support a finding that the Licensed IP is invalid or unenforceable, except as required by applicable Law,

(g)	Notwithstanding any other term in this ARTICLE 7, no Party has any duty to initiate or maintain any Action or assert any position that it believes in good faith is contrary to the applicable facts or Law or exposes such Party to unreasonable risk of liability or loss of its Intellectual Property based solely on the merits of the Action.

Amended & Restated Styron License Agreement

Section 7.4 Licensor shall promptly bring to the attention of Styron any infringement, misappropriation or other violation of the Assigned IP by any Third Party of which it becomes aware (to the extent it has rights to disclose such information). For the avoidance of doubt, as between the Parties, Styron shall have the exclusive right, but not the obligation, to take enforcement Action against Third Parties after the Effective Date for infringement, misappropriation or other violation of the Assigned IP, and Licensors shall at Styron’s cost provide any reasonable cooperation that is requested by Styron in any such Actions. No Licensor shall knowingly or intentionally aver or acknowledge contestable facts that such Licensor knows or should know will significantly weaken or reduce the claim, give rise to counterclaims involving any member of the Styron Group or any of its Affiliates, or support a finding that the Assigned IP is invalid or unenforceable, except as required by applicable Law.

ARTICLE 8. WARRANTIES AND INDEMNITIES

Section 8.1 (a) As of the Effective Date, Licensors hereby warrant that:

(1)	Licensors have the right to grant the licenses granted herein.

(2)	Other than as set forth in Appendix 4 of this Agreement and the agreements set forth in Schedule 1.01(w) of the SPA (i.e., the Transferred IP Agreements (as defined in the SPA)), there are no licenses or other rights or options that have been granted by Licensors or any of their Affiliates with respect to any of the Licensed IP within the Styron Business.

(3)	Other than as set forth in Appendix 4 of this Agreement and the agreements set forth in Schedule 1.01(w) of the SPA (i.e., the Transferred IP Agreements (as defined in the SPA)), there are no exclusive licenses that have been granted by Licensors or their Affiliates with respect to any of the Licensed IP.

(4)	The Assigned IP, the Licensed IP, the Intellectual Property supplied to Styron under other Transaction Documents, the Intellectual Property that is the subject of the contracts that are intended to be assigned pursuant to the SPA, and the Intellectual Property to be sublicensed to Styron pursuant to this Agreement contain all of the patents and patent applications, copyrights and trade secrets that are necessary for and material to the conduct of the Styron Business as conducted as of the Effective Date.

(5)	Licensors have provided Styron with true, correct and complete copies of all documents set forth in Appendix 4 of this Agreement at least five (5) days prior to the Closing.

Amended & Restated Styron License Agreement

(b)	The warranties set out in Section 8.1(a) are subject to the following limitations:

(1)	No claim may be asserted nor may any Action be commenced against a Party hereto:

(i)	for monetary damages arising out of breach of any representation, warranty, covenant or agreement contained in Section 8.1, unless written notice of such claim or Action is received within [*****] months after the Effective Date; and

(ii)	for nonmonetary damages arising out of breach of any representation, warranty, covenant or agreement contained in Section 8.1 unless written notice of such claim or Action is received within [*****] months after the Effective Date;

(2)	Licensor’s aggregate liability to the Styron Group with respect to any and all claims and Actions under Section 8.1 shall not exceed [*****] except under Sections 8.3 and 8.5 (but nothing herein shall limit claims brought other than under Section 8.1 of this Agreement); and

(3)	Styron’s sole remedy for a breach of Section 8.1(a) shall be the provision, by Licensors, of the Intellectual Property sufficient to make the warranty to be true and correct as written.

Except as provided in this ARTICLE 8 or otherwise in the Transaction Documents, the Licensed IP and the Assigned IP are provided herein “as-is” and without any warranty, and the Parties disclaim and waive any and all express or implied warranties or representations relating to this Agreement and all matters and things pertaining to it.

Section 8.2 The Technical Services Agreement recites all warranties by Licensors and their Related Persons with respect to services provided under such agreement specified herein. Licensors disclaim, and Styron waives, any other warranty with respect to such services. In particular, Licensors do not assume any fiduciary relationship or duty with respect to Styron as a result of services performed under this Agreement.

Section 8.3 Each Party shall be responsible for claims and liability arising from illness, injury or death of its own Related Persons and loss or damage to its own property under this Agreement.

(a)	LICENSORS SHALL DEFEND AND INDEMNIFY STYRON AND STYRON’S RELATED PERSONS AND HOLD THEM HARMLESS AGAINST ANY AND ALL DAMAGES DUE TO ANY ACTION ARISING FROM ILLNESS, INJURY OR DEATH OF LICENSORS’ RELATED PERSONS, OR LOSS OR DAMAGE TO LICENSORS’ PROPERTY THAT ARISES FROM THE LICENSORS’ OR ITS RELATED PERSONS’ OPERATIONS OR PERFORMANCE UNDER THIS AGREEMENT.

(b)	STYRON SHALL DEFEND AND INDEMNIFY LICENSORS AND LICENSORS’ RELATED PERSONS AND HOLD THEM HARMLESS AGAINST ANY AND ALL DAMAGES DUE TO ANY ACTION ARISING FROM ILLNESS, INJURY OR DEATH OF STYRON’S RELATED PERSONS, OR LOSS OR DAMAGE TO STYRON’S PROPERTY THAT ARISES FROM STYRON’S OR ITS RELATED PERSONS’ OPERATIONS, PERFORMANCE OR RECEIPT OF SERVICES UNDER THIS AGREEMENT.

Amended & Restated Styron License Agreement

Section 8.4 STYRON SHALL DEFEND AND INDEMNIFY AND HOLD HARMLESS LICENSORS AND THEIR RELATED PERSONS FROM AND AGAINST ANY AND ALL DAMAGES DUE TO ANY ACTION BY THIRD PARTIES ARISING OUT OF OR RESULTING FROM LICENSORS’ GRANT OF THE LICENSES GRANTED HEREIN TO STYRON; PROVIDED, HOWEVER, THAT TO THE EXTENT AND IN THE PROPORTION DAMAGES ALSO ARISE OUT OF OR RELATE TO THE BREACH OR INACCURACY OF ANY REPRESENTATION OR WARRANTY OF TDCC UNDER THE SPA OR THIS AGREEMENT, THEN STYRON’S INDEMNITY UNDER THIS SECTION 8.4 SHALL NOT APPLY.

Section 8.5 LICENSORS SHALL DEFEND AND INDEMNIFY AND HOLD HARMLESS STYRON AND THEIR RELATED PERSONS FROM AND AGAINST ANY AND ALL DAMAGES DUE TO ANY ACTION BY THIRD PARTIES ARISING OUT OF OR RESULTING FROM STYRON’S GRANT OF THE LICENSES GRANTED HEREIN TO LICENSORS; PROVIDED, HOWEVER, THAT TO THE EXTENT AND IN THE PROPORTION DAMAGES ALSO ARISE OUT OF OR RELATE TO THE BREACH OR INACCURACY OF ANY REPRESENTATION OR WARRANTY OF STYRON UNDER THE SPA, THEN LICENSOR’S INDEMNITY UNDER THIS SECTION 8.5 SHALL NOT APPLY.

Section 8.6 FOR THE AVOIDANCE OF DOUBT, AND WITHOUT EXPANDING SECTION 8.3, 8.4, OR 8.5, THE WAIVERS AND INDEMNITIES IN THIS ARTICLE 8:

(a)	APPLY REGARDLESS OF ANY ACTUAL OR ALLEGED NEGLIGENCE OR STRICT LIABILITY OR BREACH OF WARRANTY OR OTHER LEGAL RESPONSIBILITY OF THE INDEMNIFIED PARTY OR ITS RELATED PERSONS;

(b)	APPLY (BUT ARE NOT LIMITED) TO ALL PERSONAL INJURIES, ILLNESSES AND DEATHS, AND TO ALL PROPERTY LOSSES AND DAMAGES, NOT ONLY OF THE PARTIES TO THIS AGREEMENT, BUT ALSO OF THEIR RELATED PERSONS AND THIRD PARTIES; AND

(c)	INCLUDE BUT ARE NOT LIMITED TO ALL ATTORNEY’S FEES AND OTHER LITIGATION EXPENSES.

NOTWITHSTANDING THE FOREGOING, THE WAIVERS AND INDEMNITIES IN THIS ARTICLE 8 DO NOT APPLY TO LOSS OR LIABILITY DIRECTLY CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF THE INDEMNIFIED PARTY OR ANY OF ITS RELATED PERSONS, OR BY FRAUD. FURTHER, A PARTY HAS NO DUTY TO INDEMNIFY AN INDEMNIFIED PERSON AGAINST CLAIMS BY ITS RELATED PERSONS.

Section 8.7 In no event shall a Party or any of its Related Persons be liable to another Party or any of the other Party’s Related Persons for any consequential, special, punitive, exemplary, indirect or incidental damages, lost profits, lost wages, business interruption, or lost business opportunities arising from this Agreement or performance under this Agreement. This

Amended & Restated Styron License Agreement

waiver applies regardless of whether or not the damages were foreseeable, and regardless of the theory or cause of action upon which the damages might be based. The foregoing shall not be deemed to modify or limit any such Damages arising under any other Transaction Document.

Section 8.8 The provisions of this ARTICLE 8 shall be effective to, and only to, the maximum extent, scope and amount permitted by applicable Law, and shall be so construed, interpreted and enforced by any reviewing arbitrator or court. If such provisions are determined to exceed the maximum extent, scope or amount of protection permitted by applicable Law, said provisions shall be construed, interpreted and enforced so as to preserve the maximum protection that is permitted by applicable Law.

Section 8.9

(a)	An indemnified Party shall give the indemnifying Party notice of any Action, audit, demand, assessment or other matter which an indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement (each, an “Indemnified Claim”), within [*****] days of such determination, stating the amount of the loss or damage, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

(b)

If an indemnified Party shall receive notice of any Indemnified Claim within [*****] days of the receipt of such notice (or within such shorter period as may be required to permit the indemnifying Party to respond to any such claim), the indemnified Party shall give the indemnifying Party notice of such Indemnified Claim. The indemnifying Party shall be entitled to assume and control the defense of such Indemnified Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the indemnified Party within [*****] days of the receipt of such notice from the indemnified Party. If the indemnifying Party elects to undertake any such defense against an Indemnified Claim, the indemnified Party may participate in such defense at its own expense. The indemnified Party shall cooperate with the indemnifying Party in such defense and make available to the indemnifying Party, at the indemnified Party’s expense, all witnesses, pertinent records, materials and information in the indemnified Party’s possession or under the indemnified Party’s control relating thereto as is reasonably required by the indemnifying Party. If the indemnifying Party elects to direct the defense of any such claim or proceeding, the indemnified Party shall not pay, or permit to be paid, any part of such Indemnified Claim unless the indemnifying Party consents in writing to such payment or unless the indemnifying Party withdraws from the defense of such Indemnified Claim liability or unless a final judgment from which no appeal may be taken by or on behalf of the indemnifying Party is entered against the indemnified Party for such Indemnified Claim. If the indemnified Party assumes the defense of any such claim or proceeding pursuant to this Section 8.9 and proposes to settle such claims or proceeding prior to a final judgment thereon or to forgo any appeal with respect thereto, then the indemnified Party shall give the indemnifying Party prompt written notice thereof and the indemnifying Party shall have the right to participate in the settlement or assume or reassume the defense of such claims or proceeding. The indemnified Party shall not admit any liability with respect to, or settle, compromise or

Amended & Restated Styron License Agreement

discharge any Indemnified Claim without the indemnifying Party’s prior written consent. The indemnifying Party shall have the right to settle any Indemnified Claim for which it obtains a full release of the indemnified Party in respect of such Indemnified Claim or to which settlement the indemnified Party consents in writing, such consent not to be unreasonably withheld, conditioned or delayed.

Section 8.10 Section 8.10 Each Party shall use its commercially reasonable efforts to mitigate Damages for which it seeks recourse hereunder; provided, that no indemnified Party or their respective Related Persons shall be required to make any claim against its own insurance for any Damages for which they are entitled to indemnification; provided, further, that the failure of such Party to successfully mitigate such Damages shall not affect such Party’s right to seek recourse with respect to such Damages so long as such Party shall have used its commercially reasonable efforts to mitigate and the indemnifying Party cannot show that Damages were the direct result of such failure to mitigate.

Section 8.11 Section 8.11 Any Damages payable under this ARTICLE 8 shall be calculated after giving effect to (i) any insurance payments actually paid to the indemnified Party or any of its Affiliates in connection with the facts giving rise to the right of indemnification, and, if the indemnified Party or any of its Related Persons receives such insurance payment after receipt of payment from the indemnifying Party, then the amount of such insurance payment, net of reasonable expenses incurred in obtaining such recovery or insurance, shall be paid to the indemnifying Party; or (ii) any Tax benefit actually realized by the indemnified Party or any of its Related Persons arising in connection with the accrual, incurrence or payment of any such Damages during the taxable year of such Damages.

Section 8.12 Section 8.12 Regardless of any other rights under any other agreements or mandatory provisions of Law, neither Party shall have the right to set-off the amount of any Claim it may have under this Agreement, whether contingent or otherwise, against any amount owed by such Party to the other Party, whether under this Agreement or otherwise.

ARTICLE 9. SECRECY

Section 9.1 The Parties hereto acknowledge and agree that (a) Sections 1 – 5 and Section 6.6 of the Umbrella Secrecy Agreement (the “Confidentiality Provisions”) are hereby incorporated into this Agreement, and shall apply to the transactions contemplated by this Agreement, mutatis mutandis; and (b) each of the Parties hereto shall be bound by the Confidentiality Provisions in the same manner as if each such Party hereto were a party to the Umbrella Secrecy Agreement.

ARTICLE 10. TERM OF THE AGREEMENT

Section 10.1 From the Effective Date and thereafter, this Agreement amends and supersedes the Previous Agreement in its entirety. The terms of the Previous Agreement govern the rights and obligations of the Parties with respect to the subject matter thereof during the time period from April 1, 2010 until the Effective Date of this Agreement. The terms of this Agreement shall govern the rights and obligations of the Parties with respect to the subject matter hereof (including Licensed IP received by Styron under the Previous Agreement) as of the

Amended & Restated Styron License Agreement

Effective Date and thereafter. This Agreement shall continue until the expiration of the last item of Intellectual Property, unless terminated in part earlier under Section 10.3. Notwithstanding anything herein to the contrary, after the expiration of the term under this Section 10.1, the rights and licenses granted in ARTICLE 2 and the sublicenses in ARTICLE 3 shall survive in perpetuity within the same scope as granted within this Agreement; provided, however, that the sublicenses under a Sublicensed Contract shall only survive for the contractual term provided under the applicable Sublicensed Contract.

Section 10.2 If Styron shall commit any material breach of any covenant or term of this Agreement, including the incorporated provisions of Section 9.1, and fails to remedy any such default or breach within [*****] days after written notice thereof by Licensors, Licensors may seek injunctive relief and/or damages, but in no event shall Styron’s rights and licenses under this Agreement terminate. Except in accordance with Section 10.3, the licenses granted by Licensors to Styron hereunder are non-terminable and irrevocable.

Section 10.3 Notwithstanding anything herein to the contrary, if Styron defaults in the performance of its obligations under Section 8.4 on any Action with respect to any product group covered by this Agreement (i.e., styrene monomer, catalyst and polymer products, SAN and ABS products, synthetic rubber products, polycarbonate products, latex products, compounded and blended products, or products other than Styron Products) and such default is not corrected by Styron within [*****] days (or if such default cannot be corrected using commercially reasonable efforts within a [*****] day period, Styron does not take commercially reasonable actions within such [*****] day period, and does not thereafter continue to use commercially reasonable efforts to correct such default) following the date it receives written notice of such default, Licensors may, upon written notice to Styron, terminate Styron’s rights and licenses under this Agreement solely with respect to such product group.

Section 10.4 Notwithstanding anything herein to the contrary, if a Licensor defaults in the performance of its obligations under Section 8.5 on any Action with respect to any product group covered by the license granted to a Licensor to Assigned IP pursuant to Section 2.5 and such default is not corrected by such Licensor within [*****] days (or if such default cannot be corrected using commercially reasonable efforts within a [*****] day period, such Licensor does not take commercially reasonable actions within such [*****] day period, and does not thereafter continue to use commercially reasonable efforts to correct such default) following the date it receives written notice of such default, Styron may, upon written notice to Licensors, terminate Licensors’ rights and licenses under this Agreement solely with respect to such product group.

Section 10.5 Each of the Parties hereto acknowledges and agrees that it would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that any non-performance or breach of this Agreement by any Party hereto could not be adequately compensated by monetary damages alone and that the Parties hereto would not have any adequate remedy at Law. Accordingly, in addition to any other right or remedy to which a Party hereto may be entitled, at Law or in equity (including monetary damages), and notwithstanding anything contained herein, such Party shall be entitled to enforce any provision of this Agreement in any court or jurisdiction by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement without posting any bond or other undertaking.

Amended & Restated Styron License Agreement

Section 10.6 ARTICLE 1, Section 2.6, Section 5.1 (second sentence), ARTICLE 6, Section 8.3 through Section 8.12 and ARTICLE 9 through ARTICLE 11 shall survive any expiration of this Agreement.

ARTICLE 11. GENERAL PROVISIONS

Section 11.1 Further Action. The Parties hereto shall use their reasonable best efforts to take, or cause to be taken, all appropriate action, to do, or cause to be, done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

Section 11.2 Payment of Patent Annuities. TDCC shall pay any and all annuities, maintenance fees and renewal fees (“Annuities”) for the pending patents and patent applications listed on Appendix 1 of the IP Assignment Agreement that become due and payable during the period beginning on the Effective Date and ending on [*****] in a timely manner; provided, that Styron shall reimburse TDCC for such payments within [*****] days after receiving evidence of payment from TDCC. Such reimbursement shall be made by wire transfer in immediately available funds. Styron shall provide any cooperation that is reasonably requested by TDCC for TDCC’s payment of the Annuities. The Parties hereby acknowledge and agree that the benefits that Styron shall receive pursuant to the payment of the Annuities by TDCC shall not be considered a current asset for purposes of the determination of the Closing Date Working Capital Amount (as defined in the SPA).

Section 11.3 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the Party incurring such costs and expenses.

Section 11.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service or by facsimile (with a copy simultaneously sent by overnight courier service) to the respective Parties hereto at the following addresses (or at such other address for a Party hereto as shall be specified in a notice given in accordance with this Section 11.4):

To Dow:	To Styron:

The Dow Chemical Company	c/o Bain Capital Partners, LLC
2030 Dow Center	590 Madison Avenue, 42nd Floor
Midland, MI 48674	New York, NY 10022
Facsimile: (989) 638-9347	Facsimile: (212)421-2225
Attention: Executive Vice President and General Counsel	Attention: Stephen M. Zide

Amended & Restated Styron License Agreement

with a copy to:	with a copy to:

Shearman & Sterling LLP	Kirkland & Ellis LLP
599 Lexington Avenue	601 Lexington Avenue
New York, NY 10022-6069	New York, NY 10022
Facsimile: (212) 848-7179	Facsimile: (212) 446-4900
Attention: George A. Casey, Esq.	Attention: Eunu Chun, Esq.

Section 11.5 Public Announcement. No Party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties unless such press release or public announcement is required by Law or applicable stock exchange regulation, in which case the Parties to this Agreement shall, to the extent practicable, consult with each other as to the timing and contents of any such press release, public announcement or communication; provided, however, that the prior written consent of the other Parties shall not be required hereunder with respect to any press release, public announcement or communication that is substantially similar to a press release, public announcement or communication previously issued with the prior written consent of the other Parties.

Section 11.6 Headings and References; Construction. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to an Article, a Section or an Appendix, such reference is to an Article, a Section of, or an Appendix to, this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. References to a Person are also to its successors and permitted assigns. The use of “or” is not intended to be exclusive unless expressly indicated otherwise. The word “shall” indicates that the named action or inaction is compulsory, and the word “may” indicates that the named action or inaction is within the discretion of the Party. If there is any conflict between the Sale and Purchase Agreement and this Agreement, each of the Sale and Purchase Agreement and this Agreement is to be interpreted and construed, if possible, so as to avoid or minimize such conflict, but, to the extent (and only to the extent) of such conflict, the Sale and Purchase Agreement shall prevail and control.

Section 11.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and

Amended & Restated Styron License Agreement

provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to the Parties hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

Section 11.8 Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the Parties hereto with respect to the subject matter hereof.

Section 11.9 Assignment

(a)	This Agreement may not be assigned by operation of Law or otherwise without the express written consent of the other Parties hereto (which consent may be granted or withheld in the sole discretion of such Parties), as the case may be, and any, attempted assignment without such consent shall be null and void; provided, however, that each Licensor shall be permitted to assign its rights hereunder to any of its Affiliates; provided, further, that no such assignment shall relieve such Licensor of its obligations hereunder.

(b)	Notwithstanding the foregoing, the relevant rights and obligations pursuant to this Agreement may be assigned or transferred divisibly by each Licensor to any Third Party without the consent of Styron in connection with a sale by such Licensor of:

(1)	all or substantially all of the assets or properties of Licensor to which the subject matter of this Agreement relates; and/or

(2)	any part of the foregoing assets or properties to which the subject matter of this Agreement relates, including a business or business unit of Licensor, in which case Licensor may only assign such rights and obligations pursuant to this Agreement as may be related to such part;

provided, in either case, that such Third Party assumes the Licensor’s obligations hereunder (or, if transferred divisibly, assumes the applicable part of Licensor’s obligations hereunder) and accepts any of Licensor’s Owned or Controlled IP subject to the terms of this Agreement.

(c)	Notwithstanding the foregoing, the relevant rights and obligations pursuant to this Agreement may be assigned or transferred divisibly by Styron to any Third Party in connection with a sale by Styron of:

(1)	all or substantially all of the assets or properties of Styron or its Affiliates to which the subject matter of this Agreement relates; and/or

(2)	any part of the foregoing assets or properties to which the subject matter of this Agreement relates, including a business or business unit of Styron or its Affiliates, in which case Styron may only assign such rights and obligations pursuant to this Agreement as may be related to such part;

Amended & Restated Styron License Agreement

provided, however, that Styron may not assign this Agreement, in whole or in part, without Licensors’ consent in connection with Styron’s sale of a facility, plant or business unit if the prospective purchaser already operates similar facilities, plants or business units with a different technology, until the Licensors and the prospective purchaser enter into a written agreement that would prevent the co-mingling of their technologies. Any Third Party that receives an assignment or transfer of Intellectual Property rights under this Agreement must agree to be bound by Styron’s obligations hereunder with respect to such Intellectual Property (or, if transferred divisibly, must agree to be bound by the applicable part of Styron’s obligations hereunder). Styron will give Licensors notice of an assignment under this Section 11.9(c) no later than the later of (i) [*****] days prior to the assignment; or (ii) when Styron has rights to disclose the assignment to Licensors, but in no event later than the public announcement of the underlying transaction.

(d)	Upon the assignment of this Agreement and the express assumption by the assignee or transferee of the assigned obligations of the applicable Party under this Agreement through the execution of an assignment and assumption agreement, the applicable Party shall be fully and unconditionally released:

(1)	in the case of an assignment of this Agreement, from all obligations and liabilities under this Agreement except ARTICLE 9; and

(2)	in the case of an assignment of certain rights and the assumption of certain obligations pursuant to Section 11.9(b) or Section 11.9(c), from all obligations and liabilities under this Agreement with respect to such rights and liabilities except ARTICLE 9.

(e)	Styron may assign this Agreement and all of its rights and obligations under this Agreement to any Affiliate that is substantially owned, directly or indirectly, by the same Person as Styron with notice to TDCC, provided the Affiliate expressly assumes (in writing to TDCC) all of Styron’s obligations hereunder.

Section 11.10 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Parties hereto that expressly references the Section of this Agreement to be amended; or (b) by a waiver in accordance with Section 11.11.

Section 11.11 Waiver. Any Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Parties; (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered by the other Parties pursuant hereto; or (c) waive compliance with any of the agreements of the other Parties or conditions to such Parties’ obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

Amended & Restated Styron License Agreement

Section 11.12 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

Section 11.13 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles of conflicts of laws or principles that might refer the governance or construction of this Agreement to the law of another jurisdiction. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Delaware Court of Chancery; provided, however, that if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any Delaware state court or United States federal court sitting in the State of Delaware or in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the Parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Court of Chancery or, if such court does not have jurisdiction, any Delaware state court or United States federal court sitting in the State of Delaware or in the Borough of Manhattan of The City of New York, for the purpose of any Action arising out of or relating to this Agreement brought by either Party hereto; and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts. The foregoing shall not, however, limit either Party’s right to seek equitable relief as set out in Section 10.5.

Section 11.14 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH ACTION OR LIABILITY, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.14.

Section 11.15 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Amended & Restated Styron License Agreement

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Amended & Restated Styron License Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives.

THE DOW CHEMICAL COMPANY		STYRON LLC

By	/s/ Stephen Doktycz	By
Name	Stephen Doktycz	Name
Title	Authorized Representative	Title
Date	June 17, 2010	Date

DOW GLOBAL TECHNOLOGIES INC.

By
Name
Title
Date

[Signature Page to Amended and Restated Styron License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives.

THE DOW CHEMICAL COMPANY	STYRON LLC

By	By	/s/ Timothy King
Name	Name	Timothy King
Title	Title	Authorized Representative
Date	Date	June 17, 2010

DOW GLOBAL TECHNOLOGIES INC.

By
Name
Title
Date

[Signature Page to Amended and Restated Styron License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives.

THE DOW CHEMICAL COMPANY		STYRON LLC

By		By
Name		Name
Title		Title
Date		Date

DOW GLOBAL TECHNOLOGIES INC.

By	/s/ Stephen Doktycz
Name	Stephen Doktycz
Title	Authorized Representative
Date	June 17, 2010

[Signature Page to Amended and Restated Styron License Agreement]

APPENDIX 1 – CONTRACT POOL

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

APPENDIX 2 – LICENSED PATENTS

See attached Attachment A to Appendix 2.

Amended & Restated Styron License Agreement

STYRON LICENSE AGREEMENT

ATTACHMENT A TO APPENDIX 2

LICENSED PATENTS

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
Poly(styrene-acrylonitrile) and acrylonitrile-butadiene styrene resins (ABS)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
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		[*****]	[*****]	[*****]	[*****]
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		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
SB Latex Products
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
				[*****]			[*****]
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
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Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
Blended or compounded products prepared from styrenic resins polycarbonate resins or polypropylene resins
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		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
Polystyrene
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

Case No.	Title	Country	Status	Filing Date	Filing Number	Publication Number	Grant Date	Grant Number
		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]

APPENDIX 3 – RETAINED PROCESSES

The following definitions describe the Retained Processes:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

APPENDIX 4 – LICENSES, OPTIONS AND OTHER RIGHTS

The following Transferred Contracts and/or Partially Transferred Contracts (as each such term is defined in the SPA):

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Amended & Restated Styron License Agreement

APPENDIX 5 – NON-LICENSED END USES

Polystyrene films

Dow Building Solutions extruded styrenic polymer (including copolymer) foam products

Roofing materials

Latex-based paints

Latex-based coatings for structures and civil engineering uses

Redispersible powders

This Appendix 5 is intended to contain a complete listing of all Dow Products commercially sold prior to the Effective Date that are not Styron Products and are End Uses of Styron Products. The End Uses of Styron Products that are set forth in this Appendix 5 and any amendments hereto are intended to include and extend only to the particular formulations that are described (or if not described, then only those formulations that are actually used in the identified Dow Products as of the Effective Date), and are not intended to include classes of products, markets, or similar products that may contain different formulations. The Parties shall notify each other in a timely manner of any error in this Appendix 5 (either by omission or over inclusion) that they discover.

(1)	If Appendix 5 is incorrect, the Parties shall immediately execute an amendment to correct the error, such agreement not to be unreasonably withheld, conditioned or delayed. If the Parties dispute in good faith whether an error has occurred, the dispute shall be resolved in accordance with the Service Management Model.

(2)	The amendment will have the effect from the date of the notice provided above, except that Styron shall have no liability for disclosure, licensing or use of the non-licensed End Use in good faith before the relevant notice date and shall be permitted to continue support for such End Use with customers who received a license to such End Use before the notice date.

(3)	This Appendix, 5 and any amendments to it shall not restrict the use of emulsion polymers by Styron or its licensees in the following markets: (a) coated paper; (b) coated paperboard; (c) carpet; and (d) tires.

Amended & Restated Styron License Agreement